NUVEEN Exchange-Traded Funds

October 31, 1998
Annual Report

Dependable, tax-free income to help you keep more of what you earn.

NUV
Municipal Value

NMI
Municipal Income

Photo of: People talking on dock.

Highlights
As of October 31, 1998

Credit Quality                     Performance Highlights
================================================================================

Nuveen Municipal Value Fund, Inc. (NUV)
                                   o Graphic: 4 stars
                                     Four-star Morningstar Rating(TM)*
                                   o Competitive taxable equivalent yield of
                                     7.61% for investors in the 31% federal
                                     income tax bracket
                                   o One-year taxable equivalent total return on
                                     share price of 13.13% for investors in the 31% federal income tax bracket

Pie Chart:
AAA/U.S. Guaranteed                45%
AA                                 23%
A                                  15%
BBB/NR                             17%

Nuveen Municipal Income Fund, Inc. (NMI)
                                   o Graphic: 4 stars
                                     Four-star Morningstar Rating(TM)*
                                   o Competitive taxable equivalent yield of
                                     8.04% for investors in the 31% federal
                                     income tax bracket
                                   o One-year taxable equivalent total return on
                                     share price of 7.84% for investors in the 31% federal income tax bracket

Pie Chart:
AAA/U.S. Guaranteed                21%
AA                                 10%
A                                  18%
BBB/NR                             51%


   Contents
 1 Dear Shareholder
 3 NUV's Portfolio Manager's Comments
 5 NUV's Performance Overview
 6 NMI's Portfolio Manager's Comments
 8 NMI's Performance Overview
 9 Shareholder Meeting Report
10 Report of Independent Auditors
11 Portfolio of Investments
22 Statement of Net Assets
23 Statement of Operations
24 Statement of Changes in Net Assets
25 Notes to Financial Statements
29 Financial Highlights
32 Building Better Portfolios
33 Fund Information

* Overall rating within the municipal bond category for the period ended October 31, 1998. Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. NUV received 4 stars, 5 stars, and 3 stars for the three-, five-, and 10-year periods, respectively. NMI received 5 stars, 5 stars, and 3 stars for the three-, five-, and 10-year periods, respectively. The top 10% of the funds in an investment class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The funds were rated among 195, 188, and 19 funds for the three-, five-, and 10-year periods, respectively.

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder

I'm pleased to report that over the past 12 months, ending October 31, 1998, the Nuveen Municipal Value Fund, Inc. (NUV)and the Nuveen Municipal Income Fund, Inc. (NMI) have provided you with attractive levels of tax-free income and after-tax total returns. These are two of our oldest funds, and the volatile market of the past year highlights the importance of owning a professionally managed and diversified portfolio. Attractive tax-free income and after-tax total returns illustrate once again that Nuveen's Exchange-Traded Funds can provide an excellent investment option for income-oriented investors.


The Year in Review
Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. Investors responded by seeking a haven from the uncertainty in more conservative investments, such as municipal bond funds. As interest rates continued to trend downward, the competitive yields offered by our exchange-traded funds stimulated additional investor interest and demand, which led to improved share prices overall.

In this environment, the market for exchange-traded municipal bond funds has been exceptionally strong. These funds continue to represent a bright spot among fixed-income investments, offering attractive income in a market that places a high premium on yield.

In the coming months, we will continue to watch several key factors affecting the future of the economy, including corporate earnings reports, wage and employment figures, U.S. consumer confidence levels, the continuing impact of foreign financial turmoil, and any further interest rate indications from the Federal Reserve. These factors will influence the outlook for fixed-income markets into the coming year.


Municipals Very Attractively Priced
Over the past year, rising prices drove yields on 30-year Treasuries to their lowest levels since 1977. The story in the municipal market, however, was quite different. With yields on the long Treasury bond pushing below 5% at times, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell just 27 basis points - from 5.40% to 5.13% - compared with the 100-basis point drop in Treasury yields over the past 12 months. As of October 31, the ratio between Treasury yields and municipal yields stood at 98.8%, compared with the more typical range of 86-87%. Over the past few months, this ratio has ranged as high as 100.6%. For investors, this means that quality municipal bonds currently offer about the same yield as Treasury bonds with comparable maturities - even before the tax advantages of municipal bonds are taken into account. On an after-tax basis in today's market, municipal bonds present an exceptionally attractive investment option relative to Treasuries.

One of the main factors in the steep decline in Treasury yields during the past year was the strong interest in these investments by international investors. As the financial turmoil in Asia continued to spread to economies worldwide and the dollar strengthened against foreign currencies, the demand for U.S. dollar-denominated Treasury securities increased. In the municipal market, where foreign demand was limited by an inability to benefit from the tax advantages of munis, low interest rates and a strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. The first ten months of 1998 saw $234 billion of municipal issuance, up 32% over the same period in 1997. In terms of total municipal issuance, this puts 1998 on pace to be the second largest year on record.

In addition, the continued strength of the U.S. economy has brought about improve ments in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds. In the third quarter of 1998, upgraded issues by the two major rating agencies outnumbered downgrades by a margin of 7 to 2.

Nuveen Expertise Is Key

The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a proven investment manager. At Nuveen, we recognize the value of time-tested expertise. The high level of recent municipal issuance, for example, high lights the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyze the flood of issues to select those securities best suited to help the funds achieve their investment objectives.

As a further enhancement to our manage ment capabilities, Nuveen has assembled a strong core of Premier AdvisersSM, managers who are experts in their particular area of the market who can provide time-tested experience and insight. In addition to Nuveen Advisory Corp., our Premier Adviser for tax-free investing, you can rely on other Nuveen Premier AdvisersSM to share their wisdom in the equity market, including Institutional Capital Corporation for equity value investing and Rittenhouse Financial Services for equity growth investing. For more information about our funds, including charges and expenses, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227.
Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments can assist you in establishing a diversified portfolio designed to help you build and sustain long-term financial security. For more than 100 years, investors know they can count on Nuveen. We are grateful for the confidence you have shown in us, and we intend to continue earning your trust in the years ahead.

Sincerely,

Timothy R. Schwertfeger
Chairman of the Board

December 15, 1998

Sidebar text: "The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a proven investment manager."

Nuveen Municipal Value Fund, Inc. (NUV)
Portfolio Manager's Comments

Portfolio manager Tom Spalding discusses the municipal market, fund performance, and key investment strategies for the Nuveen Municipal Value Fund, Inc.

What outside factors influenced the municipal bond market the most over the past year?
The third quarter of 1998 saw an acceleration of trends that have been apparent in the fixed-income markets over the past 12 months: declining interest rates and an increased ratio of municipal to Treasury yields. The cause in both cases was heightened concern about the condition of the global financial system. While the U.S. economy exhibited continued growth, the impact of the financial turmoil in Southeast Asia, Russia, and other emerging markets was felt in the U.S. equity market.

A desire to cushion this impact and avert a domestic credit crunch prompted the Federal Reserve to ease short-term interest rates in late September, the first rate cut in almost three years. In response to concerns that the initial quarter-point cut might not be sufficient, the Fed reduced rates again in October and November, bringing the federal funds rate to 4.75%. The Fed indicated that this accommodative stance was intended to sustain U.S. economic growth going forward, while also adding some stability to global markets.

How have these outside factors affected municipal bond issuance?
In response to an environment of low interest rates and continued economic growth, municipal bond issuance over the past year has been among the heaviest in years. As of the end of October, total issuance in 1998 - both new deals and refundings - was on pace to become the second largest year on record. Another point concerns the level of insured bonds that have been brought to market. For the month of September, insured bonds made up 56% of all issuance. Most notable among the flood of new bonds was the $7 billion Long Island Power Authority
(LIPA) offering. The first part of the LIPA issuance, which exceeded $3.5 billion, the largest issuance in municipal bond history, came to market in May, and another segment was brought out in October. Increased municipal supply has been met with strong investor demand, due in part to recent volatility in the equity markets. Demand from institutional buyers such as insurance companies has also increased, as these investors recognize the exceptionally attractive values currently offered by municipal bonds.

How did NUV's underlying portfolio perform during the past year?
For the fiscal year ending October 31, 1998, the Nuveen Municipal Value Fund, Inc. (NUV) produced a total return on net asset value of 7.49%. Our strategy of retaining bonds with relatively high coupons helped minimize dividend volatility. The fund's higher-coupon, lower duration bonds gave the fund less overall risk than the benchmark Lehman Brothers Municipal Bond Index*, and also caused the fund's total return for the period to slightly trail the Index's total return of 8.02%.

Though NUV's total return on net asset value underper formed the Lehman Index, it did outperform its Lipper Peer Group average**, which had a total return on net asset value of 7.38%.

What was NUV's duration, and what role does duration play in minimizing invest ment risk and holding down total return?
As of October 31, 1998, NUV had a modified duration of 5.97 years, compared with the Lehman index's duration of 7.30 years. Much of the fund's performance over the past 12 months can be tied to its duration. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines. Over the past year, as interest rates trended downward, funds with durations shorter than that of the Lehman index, like NUV, generally tended to underperform the market.

Why is NUV's duration shorter considering the trend is for lower rates?
NUV's duration was shorter than that of the Lehman index in part because we held bonds purchased during higher interest rate environments rather than sell them in an attempt to lengthen duration and capture slightly higher total returns. In the low interest rate environment of the past year, any bonds we would have sold would have been replaced with issues offering lower yields, which could have impacted the monthly dividend. In keeping with the fund's objectives, our focus will continue to be on maintaining the attractiveness and stability of NUV's dividend as long as possible.

What caused NUV to lower its dividend?
Over the year, the combination of declining interest rates, bond calls, and the payment of taxable distributions acted to reduce the income level of NUV, the oldest of Nuveen's Exchange-Traded Funds. Brought to market in June 1987, NUV's portfolio has undergone an anticipated restructuring as higher-yielding bonds purchased when the fund was first assembled reached their call dates or matured. Proceeds from the called bonds and those that matured were reinvested in bonds paying relatively lower current interest rates, reduc ing the income earned by the fund. The fund also paid a taxable distribution of $0.1326 in December 1997. When a fund pays out taxable distributions to shareholders, it reduces the amount of assets working to earn income for the fund. This was the case for NUV. Despite the dividend adjustment, NUV continues to provide a very competitive current market yield of 5.25% for potential shareholders, equivalent to a taxable yield of 7.61% for investors in the 31% federal income tax bracket.

What was the effect on NUV's share price performance?
As Tim mentioned in his letter to shareholders, share price performance among many of the Nuveen Exchange-Traded Funds has generally been strong over the past 12 months. For NUV, however, market reaction to the effect of bond calls over the past year resulted in a slight decline in share price, while strong bond market performance boosted the fund's net asset value, narrowing the spread between the share price and the NAV by almost 230 basis points. As of October 31, 1998, NUV was trading at a discount of 4.17% to its net asset value.

What key strategies were used over the past year?
Over the past year, our primary focus has been on keeping the fund fully invested by anticipating bond calls and seeking out the issuers, states, and sectors of the market that provided the best yields. Overall, the credit quality of the fund is high--68% of NUV is rated AAA and AA--with excellent balance provided by a 17% allocation of BBB-rated and non-rated bonds. Most of the bonds we have added to the portfolio have maturities in the 20- to 25-year range. For the most part, we find that these bonds offer the yield and liquidity of longer bonds with less risk.

Are there any particular sectors where Nuveen is looking for undervalued securities?
Two of the sectors we currently favor are utilities and healthcare, which represent 28% and 11%, respectively, of the portfolio. The largest segment of the utilities allocation is invested in public power bonds, where we are taking advantage of the competitive environment created by deregulation to enhance the fund's yield. The public power sector also presents opportunities to buy bonds that may be advance refunded, which can improve the fund's net asset value. Over the past year, we focused on low-cost power producers - primarily coal and oil plants - with strong service areas. In healthcare, our focus was on large hospitals that were AA-rated or insured and that were characterized by good cost control measures and expanding market share. Smaller hospitals with the same characteristics that dominated their geographic service areas also interested us because of their potential as takeover candidates.

In the transportation sector, the fund continues to benefit from its holdings of Denver Airport bonds, which were recently upgraded to BBB+ from BBB. This represents the second upgrade for these bonds in the past year. Nuveen has been involved in this project since the late 1980s, when we bought the first bonds to finance the purchase of land for the airport, and we continue to be significant investors. The recent upgrades illustrate how Nuveen's expertise has proven our ability to assess a project's potential and to select investments that reward shareholders.

What is Nuveen's outlook for the future?
NUV continues to be an excellent choice for investors who want attractive levels of current income with lower volatility. While the majority of bond calls are now behind us, our focus will remain on strategies that support the income stream of this fund, along with trying to increase and maintain the NAV relative to the market. We will look to new issuance for value, taking advantage of the buying opportunities that can arise as issues come to market. Our focus will be on generating incremental return through careful selection of sectors, individual credits, and perhaps regional plays. Trades will continue to be evaluated in terms of capital gains and their potential impact on the fund's dividend. We also plan to maintain the fund's duration in the six-year range. From a credit quality per spective, our allocation of BBB-rated bonds should remain in the 15-20% range as we selectively buy bonds in the lower investment grade market that add incremental yield or have the potential for upgrades. These are areas where Nuveen's expertise as an experienced investment manager knowledgeable about the unique aspects of the municipal market can result in added value for our investors.

The current market environment--influenced by declining interest rates, benign inflation, and strong municipal supply--has helped to position municipal bonds as one of the most compelling values in today's marketplace. We expect that the excellent municipal-to-Treasury ratio, combined with continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, will result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.

  *The Lehman Brothers Municipal Bond Index is an unleveraged index comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses.
 **The Lipper Peer Group returns represent the average annualized returns of the funds in the Lipper National Unleveraged Municipal Debt category. Returns assume reinvestment of dividends and do not reflect any applicable sales charge.

Nuveen Municipal Value Fund, Inc.
Performance Overview
As of October 31, 1998

NUV

Portfolio Statistics
==================================================

Inception Date                                6/87
--------------------------------------------------
Share Price                               $9 15/16
--------------------------------------------------
Net Asset Value                             $10.37
--------------------------------------------------
Current Market Yield Per Share               5.25%
--------------------------------------------------
Taxable-Equivalent Yield
 (Federal Only)(1)                           7.61%
--------------------------------------------------
Fund Net Assets ($000)                  $2,022,282
--------------------------------------------------
Effective Maturity (Years)                   18.55
--------------------------------------------------
Modified Duration (Years)                     5.97
--------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        10.55%         7.49%
--------------------------------------------------
5-Year                         4.15%         5.93%
--------------------------------------------------
10-Year                        7.53%         7.63%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================

                      On Share Price        On NAV
--------------------------------------------------

1-Year                        13.13%         9.91%
--------------------------------------------------
5-Year                         7.01%         8.68%
--------------------------------------------------
10-Year                       10.56%        10.61%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================

Utilities                                      28%
--------------------------------------------------
U.S. Guaranteed                                14%
--------------------------------------------------
Health Care                                    11%
--------------------------------------------------
Transportation                                 11%
--------------------------------------------------
Tax Obligation (Limited)                       10%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders taxable distributions in December of $0.1326 per share.

BAR CHART:
1997-1998 Monthly Tax-Free Dividends Per Share(3)
Nov 1997                 0.0455
Dec. 1997                0.0455
Jan. 1998                0.0455
Feb. 1998                0.0455
Mar. 1998                0.0455
Apr. 1998                0.0455
May 1998                 0.0435
June 1998                0.0435
July 1998                0.0435
Aug. 1998                0.0435
Sept. 1998               0.0435
Oct. 1998                0.0435

Mountain Chart
Share Price Performance
11/7/97        9.5
               9.375
               9.313
               9.375
               9.563
               9.438
               9.563
               9.688
               9.563
               9.813
               9.875
               9.875
               9.938
              10.063
               9.875
               9.938
               9.813
               9.813
               9.688
               9.625
               9.688
               9.625
               9.563
               9.5
               9.375
               9.5
               9.438
               9.5
               9.563
               9.625
               9.688
               9.563
               9.563
               9.5
               9.625
               9.5
               9.5
               9.5
               9.5
               9.5
               9.5
               9.563
               9.625
               9.625
               9.625
               9.625
               9.813
               9.875
               9.938
               10
10/31/97       9.94

Nuveen Municipal Income Fund, Inc. (NMI)
Portfolio Manager's Comments

Portfolio manager Steve Peterson reviews the municipal market, fund performance, and key investment strategies for the Nuveen Municipal Income Fund, Inc. Steve assumed portfolio management responsibilities for NMI on July 1, 1998, as part of Nuveen's efforts to maximize the efficient use of staff resources and portfolio manager expertise. Steve, who joined Nuveen in 1988, manages a range of Nuveen national exchange-traded funds.

What outside factors influenced the municipal bond market the most over the past year?
The third quarter of 1998 saw an acceleration of trends that have been apparent in the fixed-income markets over the past 12 months: declining interest rates and an increased ratio of municipal to Treasury yields. The cause in both cases was heightened concern about the condition of the global financial system. While the U.S. economy exhibited continued growth, the impact of the financial turmoil in Southeast Asia, Russia, and other emerging markets was felt in the U.S. equity market.

A desire to cushion this impact and avert a domestic credit crunch prompted the Federal Reserve to ease short-term interest rates in late September, the first rate cut in almost three years. In response to concerns that the initial quarter-point cut might not be sufficient, the Fed reduced rates again in October and November, bringing the federal funds rate to 4.75%. The Fed indicated that this accommodative stance was intended to sustain U.S. economic growth going forward, while also adding some stability to global markets.

How have these outside factors affected municipal bond issuance?
In response to an environment of low interest rates and continued economic growth, municipal bond issuance over the past year has been among the heaviest in years. As of the end of October, total issuance in 1998--both new deals and refundings--was on pace to become the second largest year on record. Another point concerns the level of insured bonds that have been brought to market. For the month of September, insured bonds made up 56% of all issuance. Most notable among the flood of new bonds was the $7 billion Long Island Power Authority
(LIPA) offering. The first part of the LIPA issuance, which exceeded $3.5 billion, the largest issuance in municipal bond history, came to market in May, and another segment was brought out in October. Increased municipal supply has been met with strong investor demand, due in part to recent volatility in the equity markets. Demand from institutional buyers such as insurance companies has also increased, as these investors recognize the exceptionally attractive values currently offered by municipal bonds.

How did NMI's underlying portfolio perform during the past year?
For the fiscal year ending October 31, 1998, the Nuveen Municipal Income Fund, Inc. (NMI) produced a total return on net asset value of 7.06%. Our strategy of retaining bonds with relatively high coupons helped minimize dividend volatility. The fund's higher-coupon, lower duration bonds gave the fund less overall risk than the benchmark Lehman Brothers Municipal Bond Index*, and also caused the fund's total return for the period to slightly trail the Index's total return of 8.02%.

What was NMI's duration, and what role does duration play in minimizing invest ment risk and holding down total return?
As of October 31, 1998, NMI had a modified duration of 5.35 years, compared with the Lehman index's duration of 7.30 years. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines. Over the past year, as interest rates trended downward, funds with durations shorter than that of the Lehman index, like NMI, generally tended to underperform the market.

Why is NMI's duration shorter considering the trend is for lower rates?
NMI's duration was shorter than that of the Lehman index in part because we held bonds purchased during higher interest rate environments rather than sell them in an attempt to lengthen duration and capture slightly higher total returns. In the low interest rate environment of the past year, any bonds we would have sold would have been replaced with issues offering lower yields, which could have impacted the monthly dividend. In keeping with the fund's objectives, our focus will continue to be on maintaining the attractiveness and stability of NMI's dividend as long as possible.

What caused NMI to lower its dividend?
Over the past year, the combination of declining interest rates and a significant number of bond calls--affecting approximately 20% of the portfolio--acted to reduce the income level of NMI. Brought to market in April 1988, NMI's portfolio has undergone an anticipated restructuring as higher-yielding bonds purchased when the fund was first assembled reached their call dates. As proceeds from the called bonds were reinvested in bonds paying relatively lower current interest rates, the change in income level earned by NMI necessitated a dividend reduction. Despite the adjustment, NMI continues to provide a very competitive current market yield of 5.55% for potential shareholders, equivalent to a taxable yield of 8.04% for investors in the 31% federal income tax bracket.

What was the effect on NMI's share price performance?
As Tim mentioned in his letter to shareholders, share price performance among many of the Nuveen Exchange-Traded Funds has generally been strong over the past 12 months. For NMI, however, market reaction to the effect of bond calls over the past year resulted in a slight decline in share price, while strong bond market performance boosted the fund's net asset value. Although the spread between the fund's share price and net asset value narrowed over the past year, NMI continued to trade at a premium of 2.71% to its NAV as of October 31, 1998.

What key strategy was used over the past year?
Since the primary focus of NMI is to provide a high level of current interest income exempt from federal income tax, our strategy was to hold a higher percentage of lower investment grade securities that have higher yields. We were able to achieve this goal, as 51% of NMI's holdings are in BBB-rated and non-rated securities, which, on the whole, offer a yield advantage over their higher-rated counterparts. When reinvesting the proceeds from bonds called from NMI, we looked for bonds with longer maturities to increase the fund's duration as well as bonds that we anticipate will be refunded in order to realize the gain in price. The fund continues to be well diversified across sectors and states.

What is Nuveen's outlook for the future?
With the majority of bond calls now behind us, our focus for NMI will remain on the yield-enhancing strategies mentioned earlier in order to support the fund's attractive income stream. We also plan to continue adding non-rated bonds to the portfolio to capture additional yield and to provide strength and stability for the fund's dividend. As opportunities arise, we will invest in bonds that extend the fund's duration. These are areas where Nuveen's expertise - as an experienced investment manager knowledgeable about the unique aspects of the municipal market - can help add value for our investors.

The current market environment - influenced by declining interest rates, benign inflation, and strong municipal supply has helped to position municipal bonds as one of the most compelling values in today's marketplace. We expect that the excellent municipal-to-Treasury ratio, combined with continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, will result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.

  *The Lehman Brothers Municipal Bond Index is an unleveraged index comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses.

Nuveen Municipal Income Fund, Inc.
Performance Overview
As of October 31, 1998

NMI

Portfolio Statistics
==================================================
Inception Date                                4/88
--------------------------------------------------
Share Price                               $12 7/16
--------------------------------------------------
Net Asset Value                             $12.10
--------------------------------------------------
Current Market Yield Per Share               5.55%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Only)(1)                          8.04%
--------------------------------------------------
Fund Net Assets ($000)                     $95,756
--------------------------------------------------
Effective Maturity (Years)                   18.63
--------------------------------------------------
Modified Duration (Years)                     5.35
--------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         5.21%         7.06%
--------------------------------------------------
5-Year                         4.78%         6.11%
--------------------------------------------------
10-Year                        8.11%         7.70%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         7.84%         9.81%
--------------------------------------------------
5-Year                         7.75%         9.08%
--------------------------------------------------
10-Year                       11.22%        10.84%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================
U.S. Guaranteed                                16%
--------------------------------------------------
Long Term Care                                 15%
--------------------------------------------------
Health Care                                    13%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Education and Civic Organizations              11%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders taxable distributions in December of $0.0318 per share.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share(3)
Nov. 1997                              0.0605
Dec. 1997                              0.0605
Jan. 1998                              0.0605
Feb. 1998                              0.0605
Mar. 1998                              0.0605
Apr. 1998                              0.0605
May 1998                               0.0605
June 1998                              0.0605
July 1998                              0.0575
Aug. 1998                              0.0575
Sept. 1998                             0.0575
Oct. 1998                              0.0575

Mountain Chart:
Share Price Performance
11/7/97        12.563
               12.313
               12
               12.063
               12.125
               12
               11.938
               12.125
               12.25
               12.313
               12.25
               12.375
               12.5
               12.375
               12.375
               12.313
               12.188
               12.125
               12.313
               12.313
               12.25
               12.375
               12.5
               12.438
               12.25
               12.313
               12.25
               12.25
               12.313
               12.313
               12.313
               12.438
               12.375
               12.25
               12.25
               12.188
               12.188
               12.125
               11.875
               11.813
               12.188
               12.313
               12.25
               12.313
               12.188
               12.125
               12.375
               12.313
               12.563
               12.38
10/31/98       12.44

Shareholder Meeting Report
                                                              NUV            NMI
--------------------------------------------------------------------------------
Approval of the Trustee was reached as follows:
                                                           Common         Common
                                                           Shares         Shares
================================================================================
Robert P. Bremner
   For                                                         --             --
   Withhold                                                    --             --
--------------------------------------------------------------------------------
   Total                                                       --             --
================================================================================

Lawrence H. Brown
   For                                                165,593,675      6,875,274
   Withhold                                             1,647,689         40,119
--------------------------------------------------------------------------------
   Total                                              167,241,364      6,915,393
================================================================================

Anthony T. Dean
   For                                                         --             --
   Withhold                                                    --             --
--------------------------------------------------------------------------------
   Total                                                       --             --
================================================================================

 Anne E. Impellizzeri
   For                                                         --             --
   Withhold                                                    --             --
--------------------------------------------------------------------------------
   Total                                                       --             --
================================================================================

Peter R. Sawers
   For                                                165,588,942      6,879,073
   Withhold                                             1,652,422         36,320
--------------------------------------------------------------------------------
   Total                                              167,241,364      6,915,393
================================================================================

William J. Schneider
   For                                                         --             --
   Withhold                                                    --             --
--------------------------------------------------------------------------------
   Total                                                       --             --
================================================================================

Timothy R. Schwertfeger
   For                                                165,630,923      6,880,474
   Withhold                                             1,610,441         34,919
--------------------------------------------------------------------------------
   Total                                              167,241,364      6,915,393
================================================================================

Judith M. Stockdale
   For                                                          --            --
   Withhold                                                     --            --
--------------------------------------------------------------------------------
   Total                                                        --            --
================================================================================

 Ratification of auditors was reached as follows:
   For                                                165,284,781      6,859,418
   Against                                                543,549         19,481
   Abstain                                              1,413,034         36,494
--------------------------------------------------------------------------------
   Total                                              167,241,364      6,915,393
================================================================================

Report of Independent Auditors



The Board of Directors and Shareholders
Nuveen Municipal Value Fund, Inc.
Nuveen Municipal Income Fund, Inc.


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Municipal Value Fund, Inc. and Nuveen Municipal Income Fund, Inc. as of October 31, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Municipal Value Fund, Inc. and Nuveen Municipal Income Fund, Inc. at October 31, 1998, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Chicago, Illinois
December 11, 1998

                            Portfolio of Investments
                            Nuveen Municipal Value Fund, Inc. (NUV)
                            October 31, 1998
    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 1.1%

$  5,000,000    The Board of Trustees of Alabama Agricultural and Mechanical University,
                 Revenue Bonds, Series 1995, 6.500%, 11/01/25 (Pre-refunded to 11/01/05)   11/05 at 102         AAA       $5,844,400

    3,460,000   Alabama Housing Finance Authority, Single Family Mortgage Revenue Bonds
                 (Collateralized Home Mortgage Revenue Bond Program), 1998 Series A-2,
                 5.450%, 10/01/28 (Alternative Minimum Tax)                                 4/08 at 102         Aaa        3,526,155

    8,000,000   The Water Works and Sewer Board of the City of Birmingham (Alabama),
                 Water and Sewer Revenue Bonds, Series 1994, 5.500%, 1/01/20                1/04 at 102          AA        8,298,880

    4,000,000   The Medical Clinic Board of the City of Jasper (Alabama), Hospital Revenue
                 Bonds, Series 1993 (Walker Regional Medical Center, Inc. Project),
                 6.375%, 7/01/18                                                            7/02 at 102          A3        4,221,760

------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 0.5%

    3,735,000   Hospital District No. One, Maricopa County, Arizona, General Obligation
                 Bonds, Series 1996, 6.000%, 6/01/21                                        6/06 at 101           A        3,970,791

    5,400,000   Yuma Regional Medical Center on behalf of Hospital District No. 1 of Yuma
                 County, Arizona, Hospital Revenue Improvement and Refunding Bonds (Yuma
                 Regional Medical Center Project), Series 1992, 8.000%, 8/01/17
                 (Pre-refunded to 8/01/02)                                              8/02 at 101 1/2      N/R***        6,277,392

------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.4%

    1,500,000   Arkansas Development Finance Authority, Wastewater System Revolving Loan
                 Fund Revenue Bonds, 1996 Series A, 5.850%, 12/01/19                        6/06 at 101          AA        1,625,970

    4,070,000   City of Conway, Arkansas, Sales and Use Tax Capital Improvement Bonds,
                 Series 1997A, 5.350%, 12/01/17                                            12/06 at 101         AAA        4,202,519

    2,750,000   Jefferson County, Arkansas, Pollution Control Revenue Refunding Bonds
                 (Energy Arkansas, Inc. Project), Series 1997, 5.600%, 10/01/17            12/02 at 102        BBB-        2,781,185

------------------------------------------------------------------------------------------------------------------------------------
                California - 5.7%

   13,120,000   State of California, Veterans General Obligation Bonds, Series BH,
                 5.200%, 12/01/11 (Alternative Minimum Tax)                                12/08 at 101         AAA       13,385,418

    9,000,000   State of California, Department of Water Resources, Central Valley
                 Project, Water System Revenue Bonds, Series L, 5.750%, 12/01/19       12/03 at 101 1/2          AA        9,569,250

   16,500,000   State of California, Department of Water Resources, Central Valley
                 Project, Water System Revenue Bonds, Series M, 4.750%, 12/01/24           12/03 at 101          AA       15,913,425

   16,755,000   State Public Works Board of the State of California, Lease Revenue
                 Refunding Bonds (The Regents of the University of California), 1993
                 Series A (Various University of California Projects), 5.500%, 6/01/21      6/03 at 102         Aa3       17,462,564

    2,500,000   California Statewide Communities Development Authority, Series A,
                 Certificates of Participation, Pacific Homes, 6.000%, 4/01/17              4/03 at 102          A+        2,669,475

    6,530,000   California Statewide Communities Development Authority, Certificates
                 of Participation, St. Joseph Health System Obligated Group,
                 5.500%, 7/01/14                                                            7/03 at 102          AA        6,718,325

                Foothill/Eastern Transportation Corridor Agency (California), Toll Road
                Revenue Bonds, Series 1995A:
   30,000,000    0.000%, 1/01/22                                                           No Opt. Call         Baa        8,847,900
   10,000,000    6.000%, 1/01/34                                                            1/05 at 102         Baa       10,707,800

   30,470,000   Los Angeles County Public Works Financing Authority, Lease Revenue Bonds
                 (Multiple Capital Facilities Project IV), 4.750%, 12/01/13                12/03 at 102         AAA       30,660,133

------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 9.9%

   12,515,000   Colorado Health Facilities Authority, Revenue Bonds, Series 1994 (Sisters
                 of Charity Health Care Systems, Inc.), 5.250%, 5/15/14                     5/04 at 102          AA       12,744,650

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Colorado (continued)

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
$   3,680,000    7.000%, 11/15/03 (Alternative Minimum Tax)                                11/02 at 102        Baa1       $4,090,946
    2,125,000    7.250%, 11/15/23 (Pre-refunded to 11/15/02) (Alternative Minimum Tax)     11/02 at 102         Aaa        2,442,220
    8,290,000    7.250%, 11/15/23 (Alternative Minimum Tax)                                11/02 at 102        Baa1        9,244,262

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992C:
      655,000    6.750%, 11/15/13 (Pre-refunded to 11/15/02) (Alternative Minimum Tax)     11/02 at 102         Aaa          740,058
    5,045,000    6.750%, 11/15/13 (Alternative Minimum Tax)                                11/02 at 102        Baa1        5,553,233
    7,515,000    6.750%, 11/15/22 (Pre-refunded to 11/15/02) (Alternative Minimum Tax)     11/02 at 102         Aaa        8,490,898
   29,870,000    6.750%, 11/15/22 (Alternative Minimum Tax)                                11/02 at 102        Baa1       32,704,663

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1990A:
      790,000    8.250%, 11/15/12 (Pre-refunded to 11/15/00) (Alternative Minimum Tax)     11/00 at 102         Aaa          878,354
    8,360,000    8.250%, 11/15/12 (Alternative Minimum Tax)                                11/00 at 102        Baa1        9,151,023
    2,705,000    8.500%, 11/15/23 (Pre-refunded to 11/15/00) (Alternative Minimum Tax)     11/00 at 102         Aaa        3,020,755
   29,090,000    8.500%, 11/15/23 (Alternative Minimum Tax)                                11/00 at 102        Baa1       31,983,291

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
    3,475,000    8.750%, 11/15/23 (Pre-refunded to 11/15/01) (Alternative Minimum Tax)     11/01 at 102         Aaa        4,041,912
    9,635,000    8.750%, 11/15/23 (Alternative Minimum Tax)                                11/01 at 102        Baa1       10,986,020

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
    1,820,000    7.750%, 11/15/21 (Pre-refunded to 11/15/01) (Alternative Minimum Tax)     11/01 at 102         Aaa        2,064,990
    6,930,000    7.750%, 11/15/21 (Alternative Minimum Tax)                                11/01 at 102        Baa1        7,704,358
   10,275,000    7.000%, 11/15/25 (Pre-refunded to 11/15/01) (Alternative Minimum Tax)     11/01 at 100         Aaa       11,257,290
   39,745,000    7.000%, 11/15/25 (Alternative Minimum Tax)                                11/01 at 100        Baa1       42,649,962

------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 0.9%

    8,925,000   Connecticut Housing Finance Authority, Housing Mortgage Finance
                 Program Bonds, 1995 Series E, Subseries E-2, 6.500%, 5/15/20
                 (Alternative Minimum Tax)                                                  5/05 at 102          AA        9,652,566

    7,850,000   Connecticut Housing Finance Authority, Housing Mortgage Finance
                 Program Bonds, 1996 Series D, Subseries D-2, 6.200%, 11/15/27
                 (Alternative Minimum Tax)                                                  5/06 at 102          AA        8,385,684

------------------------------------------------------------------------------------------------------------------------------------
                Florida - 1.8%

    5,000,000   Orlando Utilities Commission, Water and Electric Subordinated
                 Revenue Bonds, Series 1992A, 5.500%, 10/01/27                             10/02 at 100         Aa2        5,133,350

    5,500,000   Orlando Utilities Commission, Water and Electric Subordinated Revenue
                 Refunding Bonds, Series 1993A,                                            10/03 at 102         Aa2        5,587,395
                 5.250%, 10/01/23

   24,475,000   Palm Beach County Health Facilities Authority (Florida),  Hospital
                 Revenue Refunding Bonds, Series 1988  (JFK Medical Center, Inc. Projects),
                 8.875%, 12/01/18 (Pre-refunded to 12/01/98)                               12/98 at 102      N/R***       25,080,757

------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 1.6%

                Coffee County Hospital Authority (Georgia), Revenue Anticipation
                Certificates (Coffee Regional Medical Center, Inc. Project), Series 1997A:
    2,700,000    6.250%, 12/01/06                                                          No Opt. Call         N/R        2,831,679
   21,100,000    6.750%, 12/01/26                                                          12/06 at 102         N/R       22,015,318

    8,000,000   George L. Smith II World Congress Center Authority, Refunding Revenue
                  Bonds (Domed Stadium Project), Series 2000, 5.500%, 7/01/20
                 (Alternative Minimum Tax) (DD, settling on 4/04/00)                        7/10 at 101         AAA        7,980,320

------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 11.4%

    5,000,000   City of Chicago, General Obligation Bonds, Project Series A of 1992,
                 6.250%, 1/01/12 (Pre-refunded to 1/01/02)                                  1/02 at 102         AAA        5,445,500

                City of Chicago, General Obligation Bonds, Project and Refunding
                Series 1998:
   10,700,000    5.250%, 1/01/20                                                            7/08 at 102         AAA       10,862,640
   12,550,000    5.250%, 1/01/28                                                            7/08 at 102         AAA       12,740,760

    2,000,000   Chicago School Reform Board of Trustees of the Board of Education of the
                 City of Chicago, Illinois, Unlimited Tax General Obligation Bonds
                 (Dedicated Tax Revenues), Series 1997A, 5.250%, 12/01/22                  12/07 at 102         AAA        2,029,300

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1998A:
   15,000,000    0.000%, 12/01/24                                                          No Opt. Call         AAA        3,923,100
   47,500,000    0.000%, 12/01/28                                                          No Opt. Call         AAA       10,078,075

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

$   1,125,000   Metropolitan Water Reclamation District of Greater Chicago, General
                 Obligation Capital Improvement Bonds, Series of June, 1991,
                 7.000%, 1/01/11                                                           No Opt. Call          AA       $1,384,459

   17,500,000   Public Building Commission of Chicago (Illinois), Building Revenue Bonds,
                 Series A of 1993 (Board of Education of the City of Chicago),
                 5.750%, 12/01/18                                                          12/03 at 102         AAA       18,743,900

    9,520,000   City of Chicago, Illinois, Tax Increment Allocation Bonds
                 (Stockyards Industrial-Commercial Redevelopment Project),
                  Series 1991, 9.000%, 1/01/11 (Pre-refunded to 1/01/01)                    1/01 at 102      N/R***       10,423,924

    5,655,000   Illinois Development Finance Authority, Industrial Development Revenue
                 Bonds, Series 1992 (Plano Molding Company Project), 7.750%, 6/01/12
                 (Alternative Minimum Tax)                                                  6/02 at 102         N/R        6,000,521

    3,000,000   Illinois Development Finance Authority, Pollution Control
                 Revenue Refunding Bonds, Series 1994 (Commonwealth Edison
                 Company Project), 5.850%, 1/15/14                                         No Opt. Call         BBB        3,144,900

   13,350,000   Illinois Development Finance Authority, Local Government Program
                 Revenue Bonds, Series 1998 (St. Charles Community Unit School District
                 Number 303 Project), 5.100%, 1/01/17                                       7/08 at 100         Aaa       13,418,886

    7,485,000   Illinois Development Finance Authority (The Presbyterian Home
                 Lake Forest Place Project), Revenue Bonds, Series 1996 B,
                 6.400%, 9/01/31                                                            9/06 at 102         AA-        8,417,107

   14,000,000   Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1993
                 (Illinois Masonic Medical Center), 5.500%, 10/01/19                       10/03 at 102          A-       14,359,380

    7,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1993 (
                 Swedish American Hospital), 5.375%, 11/15/23                              11/03 at 102         AAA        7,106,330

   18,015,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1993
                 (Rush-Presbyterian-St. Lukes Medical Center Obligated Group),
                 5.250%, 11/15/20                                                          11/03 at 102         AAA       18,093,365

                Illinois Health Facilities Authority, Revenue and Revenue Refunding Bonds,
                Series 1990C (Hinsdale Hospital):
    8,735,000    9.500%, 11/15/19 (Pre-refunded to 11/15/00)                               11/00 at 102         AAA        9,924,358
    1,285,000    9.500%, 11/15/19                                                          11/00 at 102         AAA        1,461,212

                Illinois Health Facilities Authority, Revenue Bonds, Series 1992
                (South Suburban Hospital):
    1,150,000    7.000%, 2/15/18 (Pre-refunded to 2/15/02)                                  2/02 at 102        A***        1,283,849
    4,350,000    7.000%, 2/15/18                                                           No Opt. Call           A        5,351,196

    8,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1997
                 (Sherman Health Systems), 5.250%, 8/01/22                                  8/07 at 101         AAA        8,048,320

   30,415,000   State of Illinois, Build Illinois Bonds (Sales Tax Revenue Refunding
                 Bonds), Series Q, 5.500%, 6/15/20                                          6/02 at 101         AAA       31,395,580

   13,775,000   Metropolitan Pier and Exposition Authority (Illinois), Dedicated State
                 Tax Revenue Bonds, Series 1997, 5.125%, 6/01/13                            6/07 at 101         AAA       14,253,681

   11,650,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry
                 and Will Counties (Illinois), General Obligation Bonds, Series 1994A,
                 6.250%, 6/01/24                                                            6/04 at 102         AAA       12,959,926

    1,980,000   Tri-City Regional Port District (Illinois), Port and Terminal Facilities
                 Revenue Bonds (1998 Refunding and Dock #2 Enhancement Project),
                 Series 1998B, 5.875%, 7/01/08 (Alternative Minimum Tax)                   No Opt. Call         N/R        2,031,955

------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 2.3%

   10,000,000   Indiana Health Facility Financing Authority, Hospital Revenue Bonds,
                 Series 1997A (Sisters of St. Francis Health Services, Inc. Project),
                 5.375%, 11/01/27                                                          11/07 at 102         AAA       10,166,200

   17,105,000   Indiana Health Facility Financing Authority, Hospital Revenue Bonds
                 (Clarian Health Partners, Inc.), Series 1996A, 6.000%, 2/15/21             2/07 at 102          AA       18,571,412

    4,500,000   Indianapolis Airport Authority, Special Facilities Revenue Bonds,
                 Series 1994 (Federal Express Corporation Project), 7.100%, 1/15/17
                 (Alternative Minimum Tax)                                                  7/04 at 102         BBB        5,024,565

                City of South Bend, Indiana, Multifamily Housing Revenue Refunding Bonds
                (The Pointe at St. Joseph Project), Issue of 1994, Series A:
      500,000    7.750%, 12/15/18 (Alternative Minimum Tax)                                12/03 at 100         N/R          502,650
    9,155,000    7.500%, 12/15/18                                                          12/03 at 100         N/R        9,192,261

    3,168,570   City of South Bend, Indiana, Multifamily Housing Revenue Refunding Bonds
                 (The Pointe at St. Joseph Project), Issue of 1994, Series C,
                 3.850%, 12/15/18                                                          12/03 at 100         N/R        2,076,427

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.6%

$  44,690,000   Iowa Housing Finance Authority, Single Family Housing Bonds,
                 1984 Issue A, 0.000%, 9/01/16                                             No Opt. Call         AAA       $6,160,963

    5,880,000   Iowa Finance Authority, Hospital Facilities Revenue Bonds, Series 1998 A
                 (Iowa Health System), 5.125%, 1/01/28                                      7/08 at 102         AAA        5,835,547

------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.4%

    6,650,000   City of Newton, Kansas, Hospital Revenue Bonds (Newton Healthcare
                 Corporation), Series 1994A, 7.750%, 11/15/24 (Pre-refunded to 11/15/04)   11/04 at 102     BBB-***        8,063,192

------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.2%

   12,500,000   County of Carroll, Kentucky, Collateralized Pollution Control Revenue
                 Bonds (Kentucky Utilities Company Project), 1992 Series A,
                 7.450%, 9/15/16                                                            9/02 at 102         Aa2       14,158,000

    9,000,000   Greater Kentucky Housing Assistance Corporation, Mortgage Revenue
                 Refunding Bonds, Series 1997A (FHA-Insured Mortgage Loans - Section 8
                 Assisted Projects), 6.100%, 1/01/24                                        1/03 at 100         AAA        9,275,580

------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 1.3%

   21,315,000   Louisiana Public Facilities Authority, Hospital Revenue Refunding Bonds
                 (Southern Baptist Hospitals, Inc. Project), Series 1986, 8.000%, 5/15/12  No Opt. Call         AAA       26,432,945

------------------------------------------------------------------------------------------------------------------------------------
                Maine - 2.0%

   14,365,000   Maine State Housing Authority, Mortgage Purchase Bonds, 1994 Series A,
                 5.550%, 11/15/14                                                           2/04 at 102          AA       14,655,604

   24,775,000   Maine State Housing Authority, Mortgage Purchase Bonds, 1995 Series A-2,
                 6.650%, 11/15/25 (Alternative Minimum Tax)                                 5/05 at 102          AA       26,584,318

------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 0.6%

   10,900,000   Community Development Administration of Maryland, Department of Housing
                 and Community Development, Residential Revenue Bonds, Series 1997B,
                 5.875%, 9/01/25 (Alternative Minimum Tax)                              3/07 at 101 1/2         Aa2       11,437,261

------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 4.3%

    1,410,000   Massachusetts Municipal Wholesale Electric Company, Power Supply System
                 Revenue Bonds, 1987 Series A, 8.750%, 7/01/18                             No Opt. Call        BBB+        1,664,405

    5,000,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue Bonds
                 (SEMASS Project), Series 1991A, 9.000%, 7/01/15                            7/01 at 103         N/R        5,564,750

   16,400,000   Massachusetts Turnpike Authority, Metropolitan Highway System Revenue
                Bonds, 1997 Series C (Senior), 5.000%, 1/01/37                              1/07 at 102         AAA       16,029,852

   24,510,000   Massachusetts Water Resources Authority, General Revenue Bonds,
                 1990 Series A, 6.000%, 4/01/20 (Pre-refunded to 4/01/00)                   4/00 at 100         AAA       25,379,860

   36,580,000   Massachusetts Water Resources Authority, General Revenue Refunding Bonds,
                 1992 Series B, 5.500%, 11/01/15                                           11/02 at 102          A1       37,814,941

------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 5.3%

    3,790,000   City of Adrian (Michigan), Hospital Finance Authority, Hospital Revenue
                 Bonds (Emma L. Bixby Medical Center), Series 1989A, 8.500%, 7/01/09        7/00 at 102         N/R        3,940,046

    6,000,000   The Economic Development Corporation of the City of Dearborn (Michigan),
                 Hospital Revenue Refunding Bonds (Oakwood Obligated Group),
                 Series 1994A, 5.250%, 8/15/21                                              8/04 at 102         AAA        6,039,540

   10,000,000   City of Detroit, Local Development Finance Authority, Tax Increment Bonds,
                 Series 1998A, 5.500%, 5/01/21                                              5/09 at 101         N/R        9,879,200

    5,000,000   City of Detroit, Michigan, Sewage Disposal System Revenue Refunding Bonds,
                 Series 1995-B, 5.250%, 7/01/15                                             7/05 at 101         AAA        5,155,900

    4,000,000   County of Grand Traverse (Michigan), Hospital Finance Authority, Hospital
                 Revenue Refunding Bonds (Munson Healthcare Obligated Group), Series 1992A,
                 6.250%, 7/01/12                                                            7/02 at 102         AAA        4,361,040

    2,500,000   County of Kent, Michigan, Airport Revenue Bonds, Series 1998 (Kent County
                 International Airport), 5.000%, 1/01/28 (Alternative Minimum Tax)          1/08 at 101         AAA        2,423,350

    7,000,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds (The
                 Detroit Medical Center Obligated Group), Series 1991A, 7.500%, 8/15/11
                 (Pre-refunded to 8/15/01)                                                  8/01 at 102         AAA        7,840,700

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Michigan (continued)

$  15,255,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds
                 (The Detroit Medical Center Obligated Group), Series 1998A,
                 5.250%, 8/15/28                                                            8/08 at 101          A-      $14,883,541

    7,350,000   Michigan State Housing Development Authority, Rental Housing Revenue
                 Bonds, 1993 Series A, 5.875%, 10/01/17                                     4/03 at 102         AAA        7,748,591

   15,750,000   Michigan State Housing Development Authority, Rental Housing Revenue Bonds,
                 1995 Series B, 6.150%, 10/01/15                                            6/05 at 102         AAA       16,831,080

   25,000,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue
                 Bonds (Detroit Edison Company Pollution Control Bonds Project),
                 Collateralized Series 1995AA, 6.400%, 9/01/25                              9/05 at 102         AAA       28,413,250

------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 0.4%

    7,870,000   Minnesota Housing Finance Agency, Rental Housing Bonds, 1995 Series D
                 (Non-AMT), 5.900%, 8/01/15                                                 2/05 at 102         AAA        8,327,090

------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.7%

   13,000,000   Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding
                 and Improvement Bonds (North Mississippi Health Services), 1993 Series 1,
                 5.750%, 5/15/16                                                            5/03 at 102         AAA       13,645,060

------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 0.1%

    2,500,000   The Industrial Development Authority of the County of Taney, Missouri,
                 Hospital Revenue Bonds (The Skaggs Community Hospital Association),
                 Series 1998, 5.400%, 5/15/28                                               5/08 at 101        BBB+        2,510,600

------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 0.3%

    5,765,000   Consumers Public Power District, Nebraska, Nuclear Facility Revenue Bonds,
                 1968 Series, 5.100%, 1/01/03                                               1/99 at 100          A+        5,767,421

------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 1.5%

    5,070,000   The Industrial Development Authority of the State of New Hampshire,
                 Pollution Control Revenue Bonds (The United Illuminating Company
                 Project 1989 Series A), 8.000%, 12/01/14 (Alternative Minimum Tax)        12/99 at 103        BBB-        5,358,939

   24,625,000   Business Finance Authority of the State of New Hampshire, Pollution
                 Control Refunding Revenue Bonds (The United Illuminating Company
                 Project 1993 Series A), 5.875%, 10/01/33                                  10/03 at 102        BBB-       25,133,506

------------------------------------------------------------------------------------------------------------------------------------
                New York - 10.5%

    5,360,000   Village of East Rochester (New York), Housing Authority, FHA-Insured
                 Mortgage Revenue Bonds (St. Johns Meadows Project), Series 1997A,
                 5.600%, 8/01/17                                                            8/07 at 102         AAA        5,717,834

    1,250,000   Metropolitan Transportation Authority (New York), Commuter Facilities
                 1987 Service Contract Bonds, Series 3, 7.500%, 7/01/16
                 (Pre-refunded to 7/01/00)                                                  7/00 at 102         AAA        1,355,938

    5,000,000   The City of New York, General Obligation Bonds, Fiscal 1994 Series D,
                 5.750%, 8/15/10                                                            8/03 at 102          A-        5,323,600

    9,000,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series G,
                 5.750%, 2/01/14                                                        2/06 at 101 1/2          A-        9,639,180

   10,000,000   The City of New York, General Obligation Bonds, Fiscal 1997 Series E,
                 6.000%, 8/01/16                                                        8/06 at 101 1/2          A-       10,868,800

   23,395,000   The City of New York, General Obligation Bonds, Fiscal 1998 Series D,
                 5.500%, 8/01/10                                                            8/07 at 101          A-       25,132,079

                The City of New York, General Obligation Bonds, Fiscal 1997 Series G:
      390,000    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                               10/07 at 101       A-***          448,582
   39,610,000    6.000%, 10/15/26                                                          10/07 at 101          A-       43,159,848

   15,000,000   New York City (New York), Municipal Water Finance Authority, Water and
                 Sewer System Revenue Bonds, Fiscal 1996, Series B, 5.750%, 6/15/26         6/06 at 101         AAA       16,140,900

    8,750,000   New York City (New York), Municipal Water Finance Authority, Water and
                 Sewer System Revenue Bonds, Fiscal 1992, Series A, 6.750%, 6/15/17
                 (Pre-refunded to 6/15/01)    6/01 at 101         Aaa        9,521,750

   15,000,000   New York Local Government Assistance Corporation, Series 1991A Bonds,
                 7.000%, 4/01/16 (Pre-refunded to 4/01/01)                                  4/01 at 102         AAA       16,455,450

    9,815,000   New York State Medical Care Facilities Finance Agency, St. Lukes-Roosevelt
                 Hospital Center FHA-Insured Mortgage Revenue Bonds, 1993 Series A,
                 5.600%, 8/15/13                                                            8/03 at 102         AAA       10,311,737

   11,750,000   Power Authority of the State of New York, General Purpose Bonds, Series CC,
                 5.000%, 1/01/14 (Pre-refunded to 1/01/03)                                  1/03 at 102      Aa2***       12,472,743

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                New York (continued)

$  26,105,000   Power Authority of the State of New York, Revenue Bonds, Series 1998 C,
                 5.000%, 2/15/18                                                            2/08 at 101         AA-      $26,185,664

   10,000,000   New York State Thruway Authority, General Revenue Refunding Bonds,
                 Series E, 4.750%, 1/01/19                                                  1/08 at 101         AA-        9,677,800

   10,000,000   New York State Thruway Authority, Local Highway and Bridge Service
                 Contract Bonds, Series 1998A-2, 5.250%, 4/01/15                            4/08 at 101         AAA       10,387,200

------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 2.8%

    6,100,000   City of Charlotte, North Carolina, Refunding Certificates of Participation
                 (Convention Facility Project), Series 1993C, 5.250%, 12/01/20             12/03 at 102         AAA        6,180,703

   11,865,000   North Carolina Eastern Municipal Power Agency, Power System Revenue
                 Bonds, Series 1985-G, 5.750%, 12/01/16                                 9/03 at 102 1/2        Baa1       12,366,178

   11,610,000   North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds,
                 Series 1993-D, 5.875%, 1/01/14                                             1/03 at 102        Baa1       12,102,032

    4,300,000   North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds,
                 Refunding Series 1996-A, 5.700%, 1/01/13                                   1/07 at 102         AAA        4,700,631

   11,300,000   North Carolina Municipal Power Agency, Number 1, Catawba Electric
                 Revenue Bonds, Series 1992, 5.750%, 1/01/15                                1/03 at 100          A-       11,642,390

   10,015,000   North Carolina Municipal Power Agency, Number 1, Catawba Electric
                 Revenue Bonds, Series 1985B, 6.000%, 1/01/20                               1/99 at 100          A-       10,038,335

------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 0.4%

                Kensington (Ohio), Housing Development Corporation, Multifamily
                Housing Revenue Bonds - Series 1989 (GNMA Collateralized
                Kensington Apartments Project):
    1,285,000    8.000%, 12/20/08 (Alternative Minimum Tax)                                12/98 at 103         AAA        1,328,394
    6,365,000    8.125%, 12/20/31 (Alternative Minimum Tax)                                12/98 at 103         AAA        6,575,872

------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 0.7%

   10,030,000   The Comanche County Hospital Authority (Lawton, Oklahoma), Certificates
                 of Participation, Series 1990, 9.000%, 7/01/21 (Pre-refunded to 1/01/00)   1/00 at 102         AAA       10,860,083

    2,350,000   Midwest City Memorial Hospital Authority (Midwest City, Oklahoma), Hospital
                 Revenue Bonds, Series 1992, 7.375%, 4/01/22 (Pre-refunded to 4/01/02)      4/02 at 102     BBB+***        2,659,448

------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 4.0%

    5,955,000   Pennsylvania Convention Center Authority, Refunding Revenue Bonds,
                 1994 Series A, 6.750%, 9/01/19                                             9/04 at 102         BBB        6,683,237

   11,175,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
                 Bonds, Series 1993-36, 5.450%, 10/01/14                                   10/03 at 102         AA+       11,459,069

    9,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue
                 Bonds, Series 1996-51, 6.375%, 4/01/28 (Alternative Minimum Tax)           4/06 at 102         AA+        9,654,480

   18,850,000   Pennsylvania Intergovernmental Cooperation Authority, Special Tax
                 Revenue Refunding Bonds (City of Philadelphia Funding Program),
                 Series of 1993A, 5.000%, 6/15/22                                           6/03 at 100         AAA       18,604,573

   32,000,000   City of Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,
                 Series 1993, 5.500%, 6/15/14                                               6/03 at 102         AAA       33,931,840

------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 0.8%

    6,250,000   Rhode Island Health and Educational Building Corporation, Hospital
                 Financing Revenue Bonds, Lifespan Obligated Group Issue, Series 1996,
                 5.250%, 5/15/26                                                            5/07 at 102         AAA        6,287,563

   10,000,000   State of Rhode Island and Providence Plantations, Lease Participation
                 Certificates (Howard Center Improvements 1997 Series), 5.375%, 10/01/16   10/07 at 101         AAA       10,376,100

------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.6%

   13,000,000   Piedmont Municipal Power Agency, Electric Revenue Bonds, 1986 Refunding
                 Series, 5.000%, 1/01/25                                                    1/99 at 100         BBB       12,459,200

------------------------------------------------------------------------------------------------------------------------------------
                South Dakota - 0.3%

    6,000,000   South Dakota Housing Development Authority, Homeownership Mortgage Bonds,
                 1997 Series F, 5.800%, 5/01/28 (Alternative Minimum Tax)                   5/07 at 102         AAA        6,273,660

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Texas - 6.1%

$  11,990,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds,
                 Series 1990 (American Airlines, Inc. Project), 7.500%, 12/01/29
                 (Alternative Minimum Tax)                                                 12/00 at 102        Baa2      $12,856,757

   12,525,000   City of Austin, Texas, Combined Utility Systems Revenue Bonds, Series 1986A,
                 8.000%, 11/15/16 (Pre-refunded to 5/15/01)                                 5/01 at 100         AAA       13,850,270

   24,265,000   City of Austin, Texas, Combined Utility Systems Revenue Refunding Bonds,
                 Series 1992A, 12.500%, 11/15/07                                           No Opt. Call         AAA       38,990,943

    4,300,000   Corpus Christi (Texas), Housing Finance Corporation, Single Family
                 Mortgage Senior Revenue Refunding Bonds, Series 1991A, 7.700%, 7/01/11     7/01 at 103         AAA        4,725,614

   10,000,000   Harris County, Texas, Toll Road Unlimited Tax and Subordinate Lien Revenue
                 Refunding Bonds, Series 1991, 6.750%, 8/01/14                              8/01 at 102          AA       10,936,800

    3,470,000   Irving Independent School District, Unlimited Tax School Building Bonds,
                 Series 1997, 0.000%, 2/15/11                                              No Opt. Call         AAA        1,972,175

    5,685,000   Irving Independent School District, Unlimited Tax Refunding Bonds,
                 Series 1997 A, 0.000%, 2/15/10                                            No Opt. Call         AAA        3,420,608

   14,625,000   Matagorda County Navigation District Number One (Texas), Collateralized
                 Revenue Refunding Bonds (Houston Lighting and Power Company Project),
                 Series 1995, 5.800%, 10/15/15                                             10/00 at 102         AAA       15,371,168

    4,000,000   Industrial Development Corporation of Port of Corpus Christi (Texas),
                 Revenue Refunding Bonds (Valero Refining and Marketing Company Project),
                 5.400%, 4/01/18                                                            4/08 at 102        BBB-        3,999,320

    9,380,000   City of San Antonio, Texas, Electric and Gas Systems Revenue Refunding
                 Bonds, New Series 1991-B, 5.000%, 2/01/16                                  2/01 at 100         Aa1        9,380,281

    5,780,000   The Southeast Texas Housing Finance Corporation, Single Family Mortgage
                 Revenue Bonds, 1983 Series A, 0.000%, 11/01/14                            No Opt. Call         AA-        1,148,024

    5,750,000   Weslaco Health Facilities Development Corporation, Hospital Revenue Bonds
                 (Knapp Medical Center Project), Series 1994, 5.375%, 6/01/23               1/04 at 102         AAA        5,846,370

------------------------------------------------------------------------------------------------------------------------------------
                Utah - 4.6%

   10,670,000   Intermountain Power Agency (Utah), Power Supply Revenue Refunding Bonds,
                 1993 Series B, 5.250%, 7/01/17                                             7/03 at 102          A+       10,858,326

    3,510,000   Intermountain Power Agency (Utah), Power Supply Revenue Refunding Bonds,
                 1993 Series C, 5.250%, 7/01/14                                            No Opt. Call          A+        3,688,273

    4,250,000   Intermountain Power Agency (Utah), Power Supply Revenue Refunding Bonds,
                 Series 1989 A, 6.000%, 7/01/23 (Pre-refunded to 7/01/99)                   7/99 at 100       A+***        4,336,360

    5,000,000   Intermountain Power Agency (Utah), Power Supply Revenue Refunding Bonds,
                 1989 Series B, 6.000%, 7/01/23                                             7/99 at 100          A+        5,064,250

                Intermountain Power Agency (Utah), Power Supply Revenue Refunding Bonds,
                1993 Series A:
   21,735,000    5.500%, 7/01/20                                                            7/03 at 102          A+       22,486,379
   47,180,000    5.000%, 7/01/23                                                            7/03 at 100          A+       45,841,503

------------------------------------------------------------------------------------------------------------------------------------
                Washington - 10.6%

      640,000   Washington Public Power Supply System, Nuclear Project No. 1 Revenue
                 Bonds, 14.375%, 7/01/01                                                   No Opt. Call         AAA          748,774

    9,450,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding
                 Revenue Bonds, Series 1993A, 5.700%, 7/01/17                               7/03 at 102         AAA        9,854,838

   27,000,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding
                 Revenue Bonds, Series 1993C, 5.400%, 7/01/12                               7/03 at 102         Aa1       28,193,400

    2,870,000   Washington Public Power Supply System (Bonneville), Nuclear Project
                 No. 1 Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15               7/03 at 102         Aa1        2,949,011

   11,390,000   Washington Public Power Supply System, Nuclear Project No. 2 Refunding
                 Revenue Bonds, Series 1993A, 5.750%, 7/01/12                               7/03 at 102         Aa1       12,250,401

   17,500,000   Washington Public Power Supply System, Nuclear Project No. 2 Refunding
                 Revenue Bonds, Series 1994A, 5.375%, 7/01/10                               7/04 at 102         Aa1       18,030,425

    2,000,000   Washington Public Power Supply System, Nuclear Project No. 3 Refunding
                 Revenue Bonds, Series 1989B, 7.250%, 7/01/15 (Pre-refunded to 1/01/00)     1/00 at 102         AAA        2,125,740

   20,975,000   Washington Public Power Supply System, Nuclear Project No. 3, Refunding
                 Revenue Bonds, Series 1991A, 6.500%, 7/01/18 (Pre-refunded to 7/01/01)     7/01 at 102      Aa1***       22,864,847

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Washington (continued)

                Washington Public Power Supply System, Nuclear Project No. 3 Refunding
                Revenue Bonds, Series 1993B:
$  11,510,000    5.625%, 7/01/12                                                            7/03 at 102         Aa1      $12,102,649
    9,000,000    5.600%, 7/01/17                                                            7/03 at 102         AAA        9,323,549

                Washington Public Power Supply System, Nuclear Project No. 3 Refunding
                Revenue Bonds, Series 1993C:
   81,000,000    5.400%, 7/01/12                                                            7/03 at 102         Aa1       84,580,199
   11,850,000    5.375%, 7/01/15                                                            7/03 at 102         Aa1       12,108,685

------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 0.4%

    7,180,000   West Virginia Housing Development Fund, Housing Finance Bonds,
                 Series 1997-A, 6.050%, 5/01/27                                            11/06 at 102         AAA        7,703,421

------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 2.6%

   20,085,000   The Wisconsin Public Power Incorporated System, Power Supply System
                 Revenue Bonds, Series 1993 A, 5.250%, 7/01/21                              7/03 at 102         AAA       20,291,674

   11,325,000   Wisconsin Housing and Economic Development Authority, Homeownership
                 Revenue Bonds, 1994 Series B, 6.750%, 9/01/25 (Alternative Minimum Tax)    3/04 at 102          AA       12,118,655

   17,020,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds
                 (Sisters of the Sorrowful Mother-Ministry Corporation), Series 1993D,
                 5.500%, 8/15/19                                                            8/03 at 102         AAA       17,647,356

    1,750,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds
                 (Sisters of the Sorrowful Mother-Ministry), Series 1993C,
                 5.400%, 8/15/13                                                            8/03 at 102         AAA        1,858,237
------------------------------------------------------------------------------------------------------------------------------------
$ 2,003,013,570 Total Investments - (cost $1,831,095,265) - 98.7%                                                      1,995,339,282
===============---------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                      26,942,235
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $2,022,281,517
                ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption.
There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

(DD) Security purchased on a delayed delivery basis (note 1).
                                 See accompanying notes to financial statements.

Portfolio of Investments
                            Nuveen Municipal Income Fund, Inc. (NMI)
                            October 31, 1998
    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                California - 4.6%

$   3,000,000   California Pollution Control Financing Authority, Solid Waste Disposal
                 Revenue Bonds (CanFibre of Riverside Project), Tax-Exempt Series 1997A,
                 9.000%, 7/01/19 (Alternative Minimum Tax)                                  7/07 at 102         N/R       $3,165,510

    1,150,000   Foothill/Eastern Transportation Corridor Agency (California), Toll Road
                 Revenue Bonds, Series 1995A, 6.000%, 1/01/34                               1/05 at 102         Baa        1,231,397

------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 5.1%

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
      410,000    7.250%, 11/15/23 (Pre-refunded to 11/15/02) (Alternative Minimum Tax)     11/02 at 102         Aaa          471,205
    1,590,000    7.250%, 11/15/23 (Alternative Minimum Tax)                                11/02 at 102        Baa1        1,773,025

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1990A:
      110,000    8.500%, 11/15/23 (Pre-refunded to 11/15/00) (Alternative Minimum Tax)     11/00 at 102         Aaa          122,840
    1,195,000    8.500%, 11/15/23 (Alternative Minimum Tax)                                11/00 at 102        Baa1        1,313,855

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
      285,000    8.750%, 11/15/23 (Pre-refunded to 11/15/01) (Alternative Minimum Tax)     11/01 at 102         Aaa          331,495
      780,000    8.750%, 11/15/23 (Alternative Minimum Tax)                                11/01 at 102        Baa1          889,372

------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 5.8%

    1,480,000   Capitol Region Education Council (Connecticut), 6.750%, 10/15/15           10/05 at 102         BBB        1,620,881

    2,500,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, University of New Haven Issue, Series D, 6.700%, 7/01/26    7/06 at 102        BBB-        2,738,175

    1,000,000   Housing Authority of the City of Willimantic, Multi-Family Housing Revenue
                 Bonds, Series 1995A, GNMA Collateralized Mortgage Loan (Village Heights
                 Apartments Project), 8.000%, 10/20/30                                     10/05 at 105         AAA        1,155,710

------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 1.1%

    1,015,000   District of Columbia Housing Finance Agency, Collateralized Single
                 Family Mortgage Revenue Bonds, Series 1988A, 8.375%, 6/01/19
                 (Alternative Minimum Tax)                                                  6/00 at 100         AAA        1,036,569

------------------------------------------------------------------------------------------------------------------------------------
                Florida - 3.2%

    1,750,000   Dade County (Florida), Industrial Development Authority, Industrial
                 Development Revenue Bonds, Series 1995 (Miami Cerebral Palsy
                 Residential Services, Inc. Project), 8.000%, 6/01/22                       6/05 at 102         N/R        1,938,983

      605,000   Florida Housing Finance Agency, GNMA Collateralized Home Ownership
                 Mortgage Revenue Bonds, 1988 Series G1, 8.300%, 6/01/20
                 (Alternative Minimum Tax)                                                 12/98 at 103         Aaa          623,755

      490,000   Gateway Centre Development District, Pinellas County, Florida, Special
                 Assessment Revenue Bonds, Series 1988, 9.125%, 1/01/09                     1/00 at 100         N/R          506,547

------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 19.7%
    4,790,000   Illinois Educational Facilities Authority, Revenue Bonds, Midwestern
                 University, Series 1998B, 5.500%, 5/15/28                                  5/08 at 101           A        4,857,347

    1,300,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1993 (Northern
                 Illinois Medical Center Project), McHenry, Illinois, 6.000%, 9/01/19       9/03 at 102          A-        1,443,312

    2,000,000   Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1993
                 (Illinois Masonic Medical Center), 5.500%, 10/01/19                       10/03 at 102          A-        2,051,340

                Illinois Health Facilities Authority, Revenue and Revenue Refunding Bonds,
                Series 1990C (Hinsdale Hospital):
    1,010,000    9.500%, 11/15/19 (Pre-refunded to 11/15/00)                               11/00 at 102         AAA        1,147,522
      500,000    9.500%, 11/15/19                                                          11/00 at 102         AAA          568,565

    3,500,000   Illinois Health Facilities Authority, Revenue Bonds (Victory Health
                 Service), Series 1997A, 5.750%, 8/15/27                                    8/07 at 101          A-        3,601,290

    3,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1988
                 (Friendship Village of Schaumburg Project), 9.000%, 12/01/08
                 (Pre-refunded to 12/01/98)                                                12/98 at 102         AAA        3,074,880

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

$   2,000,000   Joliet Regional Port District Airport Facilities, Revenue Bonds, Lewis
                 University Airport, Series 1997A, 7.250%, 7/01/18
                 (Alternative Minimum Tax)                                                  7/07 at 103         N/R       $2,143,120

------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 3.9%

    2,675,000   Louisiana Public Facilities Authority, Extended Care Facilities Revenue
                 Bonds (Comm-Care Corporation Project), Series 1994, 11.000%, 2/01/04      No Opt. Call         BBB        3,690,375

------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 2.2%

    2,000,000   Anne Arundel County, Maryland, Multifamily Housing Revenue Bonds
                 (Twin Coves Apartments Project), Series 1994, 7.450%, 12/01/24
                 (Alternative Minimum Tax)                                                 No Opt. Call         BBB        2,123,560

------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 5.3%

    3,000,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue Bonds
                 (SEMASS Project), Series 1991A, 9.000%, 7/01/15                            7/01 at 103         N/R        3,338,850

      300,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue Bonds
                 (SEMASS Project), Series 1991B, 9.250%, 7/01/15 (Alternative Minimum Tax)  7/01 at 103         N/R          333,891

    1,380,000   Massachusetts Industrial Finance Agency, Revenue Bonds, Dana Hall School
                 Issue, Series 1997, 5.900%, 7/01/27                                        7/07 at 102        BBB-        1,442,928

------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 3.3%

    3,000,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,
                 1995 Series M, 5.875%, 1/01/17                                             7/07 at 102         AA+        3,182,460

------------------------------------------------------------------------------------------------------------------------------------
                Montana - 1.7%

    1,500,000   Montana Health Facility Authority, Health Care Revenue Bonds, Series 1996
                 (Community Medical Center, Inc.), 6.375%, 6/01/18                          6/06 at 102        BBB-        1,608,240

------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 4.2%

    3,921,273   Energy America  (Nebraska), Natural Gas Revenue Note (Metropolitan
                 Utility District Project), Series 1997B, 5.700%, 7/01/08                  No Opt. Call         N/R        3,985,896

------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 1.1%

    1,000,000   New Hampshire Higher Educational and Health Facilities Authority,
                 Revenue Bonds, Series 1997 (New Hampshire College), 6.375%, 1/01/27        1/07 at 102        BBB-        1,081,540

------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 2.6%

    2,360,000   City of Belen, New Mexico, Nursing Home Refunding Revenue Bonds (Belen
                 Health Care Limited Project), 10.250%, 10/01/13                           10/01 at 100         N/R        2,471,652

------------------------------------------------------------------------------------------------------------------------------------
                New York - 11.3%

      400,000   Village of East Rochester (New York), Housing Authority, FHA-Insured
                 Mortgage Revenue Bonds (Linden Knoll, Inc. Project),
                 Series 1998, 5.250%, 2/01/17                                               8/08 at 102          AA          405,400

                The City of New York, General Obligation Bonds, Fiscal 1996 Series F:
      500,000    5.750%, 2/01/15                                                        2/06 at 101 1/2          A-          532,335
    1,400,000    5.750%, 2/01/19                                                        2/06 at 101 1/2          A-        1,488,774

    1,000,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series G,
                 5.750%, 2/01/14                                                        2/06 at 101 1/2          A-        1,071,020

    1,250,000   The City of New York, General Obligation Bonds, Fiscal 1997 Series D,
                 Tax Exempt Bonds, 5.875%, 11/01/11                                    11/06 at 101 1/2          A-        1,373,588

    2,500,000   New York State Medical Care Facilities Finance Agency, Hospital Medical
                 Center, Secured Hospital Revenue Bonds, Series 1995-A, 6.800%, 8/15/12
                 (Pre-refunded to 2/15/05)                                                  2/05 at 102         AAA        2,928,275

    2,760,000   UFA Development Corporation, Utica, New York, FHA-Insured Mortgage
                 Revenue Bonds, Series 1997A (Loretto-Utica Project), 6.125%, 7/01/35       1/07 at 102         Aa2        3,023,304

------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 2.2%

    1,000,000   County of Franklin, Ohio, Health Care Facilities Revenue Bonds, Series 1993
                 (Ohio Presbyterian Retirement Services), 6.500%, 7/01/23                   7/03 at 102         N/R        1,022,860

    1,000,000   County of Franklin, Ohio, Hospital Facilities Mortgage Revenue Bonds,
                 1991 Series A (Ohio Presbyterian Retirement Services), 8.750%, 7/01/21     7/01 at 103         N/R        1,112,130

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 5.0%

$   3,585,000   The Comanche County Hospital Authority (Lawton, Oklahoma), Hospital
                 Revenue Bonds, Series 1989, 8.050%, 7/01/16 (Pre-refunded to 7/01/99)      7/99 at 102         AAA       $3,776,762

    1,045,000   Oklahoma County Industrial Authority, Revenue Bonds, Oklahoma Blood
                 Institute Project, Series 1988, 9.000%, 7/01/03                           No Opt. Call         N/R        1,050,894

------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 2.2%

    2,000,000   State of Oregon, Housing and Community Services Department, Mortgage
                 Revenue Bonds (Single-Family Mortgage Program), 1997 Series H,
                 5.650%, 7/01/28 (Alternative Minimum Tax)                              7/07 at 101 1/2         Aa2        2,069,520

------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 1.2%

    1,000,000   Pennsylvania Convention Center Authority, Refunding Revenue Bonds,
                 1994 Series A, 6.750%, 9/01/19                                             9/04 at 102         BBB        1,122,290

------------------------------------------------------------------------------------------------------------------------------------
                Texas - 4.6%

    1,055,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds,
                 Series 1990 (American Airlines, Inc. Project), 7.500%, 12/01/29
                 (Alternative Minimum Tax)                                                 12/00 at 102        Baa2        1,131,266

      825,000   Hidalgo County Housing Finance Corporation (Texas), Single Family Mortgage
                 Revenue Bonds (GNMA and FNMA Collateralized), Series 1994A,
                 7.000%, 10/01/27 (Alternative Minimum Tax)                                 4/04 at 102         Aaa          883,328

    1,680,000   Tyler Health Facilities Development Corporation (Texas),  Hospital
                 Revenue Bonds (Mother Frances Hospital Regional HealthCare Center
                 Project), Series 1997A, 5.625%, 7/01/13                                    7/02 at 100        Baa2        1,696,178

                West Independent School District (McLennan and Hill Counties,
                Texas), Unlimited Tax School Building and Refunding Bonds,
                Series 1998:
    1,000,000    0.000%, 8/15/25                                                       8/13 at 51 27/32         AAA          242,650
    1,000,000    0.000%, 8/15/26                                                        8/13 at 49 3/32         AAA          229,359
    1,000,000    0.000%, 8/15/27                                                       8/13 at 46 15/32         AAA          217,139

------------------------------------------------------------------------------------------------------------------------------------
                Washington - 1.5%

    1,240,000   Housing Authority of the City of Bellingham, Washington, Housing
                 Revenue Bonds, 1994 (Cascade Meadows Project), 7.100%, 11/01/23
                 (Pre-refunded to 11/01/04)                                                11/04 at 100       A1***        1,439,106
------------------------------------------------------------------------------------------------------------------------------------

$  83,836,273   Total Investments - (cost $81,588,883) - 91.8%                                                            87,882,265
=============-----------------------------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities - 6.7%

                Burke County, Georgia, Development Authority, Pollution Control
                Revenue Bonds (Georgia Power), Series 1995, Variable Rate Demand Bonds:
    3,500,000    3.700%, 4/01/25+                                                                            VMIG-1        3,500,000
    1,600,000    3.800%, 9/01/34+                                                                            VMIG-1        1,600,000

    1,300,000   Chattanooga/Hamilton County, Tennessee Hospital Authority, Hospital
                 Revenue Bonds (Erlanger Medical), Variable Rate Demand Bonds,
                 3.700%, 10/01/17+                                                                             A-1+        1,300,000
------------------------------------------------------------------------------------------------------------------------------------
$   6,400,000   Total Temporary Investments - 6.7%                                                                         6,400,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                       1,473,415
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $  95,755,680
                ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption.
There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

N/R Investment is not rated.
                                 See accompanying notes to financial statements.

Statement of Net Assets
October 31, 1998
                                                                                            Municipal Value         Municipal Income
Assets
 Investments in municipal securities, at market value (note 1)                               $1,995,339,282           $   87,882,265
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value (note 1)                                         --                  6,400,000
 Cash                                                                                            10,181,914                     --
 Receivables:
   Interest                                                                                      37,730,771                1,745,967
   Investments sold                                                                                 813,880                  521,291
 Other assets                                                                                       385,657                    4,906
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                            2,044,451,504               96,554,429
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Cash overdraft                                                                                        --                    230,953
 Payable for investments purchased                                                               11,620,542                     --
 Accrued expenses:
   Management fees (note 6)                                                                         933,950                   52,972
   Other                                                                                          1,134,756                   59,607
 Dividends payable                                                                                8,480,739                  455,217
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                          22,169,987                  798,749
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                          $2,022,281,517           $   95,755,680
====================================================================================================================================
Shares outstanding                                                                              194,959,522                7,916,821
====================================================================================================================================
 Net asset value per share outstanding (net assets
   divided by shares outstanding)                                                            $        10.37           $        12.10
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended October 31, 1998
                                                                                                 Municipal Value    Municipal Income
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                                        $117,014,449          $  6,394,900
------------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                                                           11,109,777               617,860
 Shareholders' servicing agent fees and expenses                                                       673,189                35,609
 Custodian's fees and expenses                                                                         220,223                37,410
 Directors' fees and expenses (note 6)                                                                  20,585                   880
 Professional fees                                                                                      22,157                16,032
 Shareholders' reports - printing and mailing expenses                                                 603,079                37,520
 Stock exchange listing fees                                                                           163,454                16,363
 Investor relations expense                                                                            194,503                10,006
 Other expenses                                                                                         91,308                 5,964
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                      13,098,275               777,644
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                              103,916,174             5,617,256
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
 Net realized gain from investment transactions (notes 1 and 4)                                     18,170,510               592,492
 Net change in unrealized appreciation or depreciation of investments                               24,774,889               274,398
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                                           42,945,399               866,890
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                        $146,861,573          $  6,484,146
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
                                                                    Municipal Value                        Municipal Income
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended           Year Ended         Year Ended          Year Ended
                                                               10/31/98             10/31/97           10/31/98            10/31/97
-----------------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income                                   $  103,916,174       $  112,664,043       $  5,617,256         $ 5,950,425
 Net realized gain from investment transactions
  (notes 1 and 4)                                            18,170,510           25,838,870            592,492             249,613
 Net change in unrealized appreciation or
  depreciation of investments                                24,774,889           16,616,748            274,398             612,937
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  146,861,573          155,119,661          6,484,146           6,812,975
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
 From undistributed net investment income                  (104,108,366)        (112,948,000)        (5,630,333)         (5,961,297)
 From accumulated net realized gains from
  investment transactions                                   (25,851,632)         (21,418,277)          (249,880)           (425,643)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders  (129,959,998)        (134,366,277)        (5,880,213)         (6,386,940)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                     --                   --            869,202             607,367
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                   16,901,575           20,753,384          1,473,135           1,033,402
Net assets at beginning of year                           2,005,379,942        1,984,626,558         94,282,545          93,249,143
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $2,022,281,517       $2,005,379,942        $95,755,680         $94,282,545
-----------------------------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment
 income at end of year                                   $      219,988       $      412,180        $   124,261         $   137,338
===================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements


1. General Information and Significant Accounting Policies
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Municipal Value Fund, Inc. (NUV) and Nuveen Municipal Income Fund, Inc. (NMI).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 1998, Municipal Value had a delayed delivery purchase commitment of $7,669,520. There were no such outstanding purchase commitments in Municipal Income.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 1998.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in shares were as follows:

                                                             Municipal Value          Municipal Income
---------------------------------------------------------------------------------------------------------
                                                        Year Ended   Year Ended   Year Ended   Year Ended
                                                          10/31/98     10/31/97     10/31/98     10/31/97
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders
due to reinvestment of
distributions                                                   --           --       70,712       49,402
=========================================================================================================

3. Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 1, 1998, to shareholders of record on November 15, 1998, as follows:

                                                                                   Municipal    Municipal
                                                                                       Value       Income
---------------------------------------------------------------------------------------------------------
Dividend per share                                                                    $.0425       $.0575
=========================================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended October 31, 1998, were as follows:

                                                                                   Municipal    Municipal
                                                                                       Value       Income
---------------------------------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities                                         $ 374,083,110 $ 21,514,108
   Temporary municipal investments                                               220,923,000   15,400,000
Sales and Maturities:
   Investments in municipal securities                                           376,288,813   29,298,075
   Temporary municipal investments                                               222,123,000    9,000,000
=========================================================================================================

At October 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 1998, were as follows:

                                                                                   Municipal    Municipal
                                                                                       Value       Income
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                                 $167,249,600   $6,293,382
   depreciation                                                                   (3,005,583)          --
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                                     $164,244,017   $6,293,382
=========================================================================================================

6. Management Fees and Other Transactions with Affiliates
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

Average Daily Net Asset Value                                    Municipal Value
--------------------------------------------------------------------------------
For the first $500 million                                           .3500 of 1%
For the next $500 million                                            .3250 of 1
For net assets over $1 billion                                       .3000 of 1
================================================================================


Average Daily Net Asset Value                                   Municipal Income
--------------------------------------------------------------------------------
For the first $125 million                                          .6500 of 1%
For the next $125 million                                           .6375 of 1
For the next $250 million                                           .6250 of 1
For the next $500 million                                           .6125 of 1
For the next $1 billion                                             .6000 of 1
For net assets over $2 billion                                      .5875 of 1
================================================================================


In addition, Municipal Value pays an annual management fee, payable monthly, based on gross interest income as follows:

Gross Interest Income                                            Municipal Value
--------------------------------------------------------------------------------
For the first $50 million                                                 4.125%
For the next $50 million                                                  4.000
For gross income over $100 million                                        3.875
================================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. Composition of Net Assets
At October 31, 1998, net assets consisted of:

                                                                                   Municipal    Municipal
                                                                                       Value       Income
---------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                                              $    1,949,595  $    79,168
Paid-in surplus                                                                1,837,715,649   88,666,903
Balance of undistributed net investment income                                       219,988      124,261
Accumulated net realized gain from investment transactions                        18,152,268      591,966
Net unrealized appreciation of investments                                       164,244,017    6,293,382
---------------------------------------------------------------------------------------------------------
Net assets                                                                     $2,022,281,517 $95,755,680
=========================================================================================================
Authorized Common Shares                                                         350,000,000  200,000,000
=========================================================================================================

8. Investment Composition
At October 31, 1998, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                                                                   Municipal    Municipal
                                                                                       Value       Income
---------------------------------------------------------------------------------------------------------
Education and Civic Organizations                                                         1%          11%
Health Care                                                                              11           13
Housing/Multifamily                                                                       4            4
Housing/Single Family                                                                     6            9
Long Term Care                                                                            1           15
Tax Obligation/General                                                                    8            6
Tax Obligation/Limited                                                                   10            4
Transportation                                                                           11           10
U.S. Guaranteed                                                                          14           16
Utilities                                                                                28           12
Water and Sewer                                                                           6           --
---------------------------------------------------------------------------------------------------------
                                                                                        100%         100%
=========================================================================================================

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default (42% for Municipal Value and 21% for Municipal Income). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares.

All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

         Financial Highlights
         Selected data for a common share outstanding throughout each period is as follows:
                                                        Investment Operations
                                               ------------------------------------
                                                              Net Realized/
                              Beginning        Net            Unrealized
                              Net Asset        Investment     Investment
                              Value            Income         Gain (Loss)     Total
Municipal Value
Year Ended 10/31:
         1998                 $10.29           $.53           $ .21           $ .74
         1997                  10.18            .58             .22             .80
         1996                  10.29            .61            (.03)            .58
         1995                   9.87            .64             .46            1.10
         1994                  10.89            .65            (.94)*          (.29)

Municipal Income
Year Ended 10/31:
         1998                  12.02            .71             .11             .82
         1997                  11.96            .76             .11             .87
         1996                  11.97            .77            (.02)            .75
         1995                  11.54            .77             .44            1.21
         1994                  12.49            .78            (.91)           (.13)

                                       Less Distributions
                               ------------------------------------
                               Net                                              Ending
                               Investment      Capital                          Net Asset    Ending
                               Income           Gains         Total             Value        Market Value
Municipal Value
Year Ended 10/31:
         1998                  $(.53)          $(.13)         $(.66)            $10.37       $ 9.9375
         1997                   (.58)           (.11)          (.69)             10.29         9.6250
         1996                   (.61)           (.08)          (.69)             10.18         9.3750
         1995                   (.65)           (.03)          (.68)             10.29         9.7500
         1994                   (.67)           (.06)          (.73)              9.87         9.3750

Municipal Income
Year Ended 10/31:
         1998                   (.71)           (.03)          (.74)             12.10        12.4375
         1997                   (.76)           (.05)          (.81)             12.02        12.5625
         1996                   (.76)            --            (.76)             11.96        12.0000
         1995                   (.78)            --            (.78)             11.97        11.3750
         1994                   (.82)            --            (.82)             11.54        10.8750

                            Total Returns                                        Ratios/Supplemental Data
                            -----------------------------       --------------------------------------------------------
                                                                                                Ratio of Net
                                                                                 Ratio of       Investment
                                                                Ending           Expenses to    Income to      Portfolio
                            Based on         Based on Net       Net Assets       Average        Average        Turnover
                            Market Value+    Asset Value+       (000)            Net Assets     Net Assets     Rate
Municipal Value
Year Ended 10/31:
         1998               10.55%            7.49%             $2,022,282       .65%           5.18%          19%
         1997               10.39             8.18               2,005,380       .68            5.71           19
         1996                3.10             5.84               1,984,627       .69            5.98           18
         1995               11.50            11.51               2,006,450       .70            6.35           13
         1994              (12.59)           (2.81)              1,919,011       .70            6.31            7

Municipal Income
Year Ended 10/31:
         1998                5.21             7.06                  95,756       .82            5.91           23
         1997               11.96             7.60                  94,283       .83            6.39            9
         1996               12.42             6.49                  93,249       .80            6.49           10
         1995               11.95            10.86                  92,850       .84            6.53           15
         1994              (14.77)           (1.08)                 88,999       .85            6.45           26

* Includes $(.18) effect of the Fund's Rights Offering of shares at a price below NAV and costs associated with the offering.

+ Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

Building a Better Portfolio Can Make You a Successful Investor

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH
Nuveen Rittenhouse
Growth Fund

GROWTH AND INCOME
European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

TAX-FREE INCOME

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.
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Fund Information

Board of Directors
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



Custodian, Transfer Agent and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL



Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, our trading, fund management and pricing systems at Nuveen - the systems that directly affect our investors and their financial advisers - have been updated or replaced to address the Year 2000 concerns.

We continue to work closely with our transfer agent, custodian and other service partners to monitor readiness and address other remaining systems issues. Our initial testing indicates we are on schedule, and we have targeted year-end 1998 to complete verification of vendor compliance and service partner readiness. However, we can give no complete assurance at this time that the steps we have taken will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds.

Each fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended October 31, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.
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Serving Investors for Generations

Photo of: John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

                                                                     FAN-1-10-98
LOGO:
NUVEEN
1898    1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime(tm).

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com